SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): October 19, 2012

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 15, 2012, Arnold C. Hanish, vice president, finance and chief accounting officer of the company, announced his retirement from the company effective at the end of 2012.
On the same day, the board of directors elected Donald A. Zakrowski as vice president, finance and chief accounting officer effective November 1, 2012. Mr. Zakrowski has served as the senior director of Lilly’s global finance shared service centers since 2010. Prior to that, Mr. Zakrowski served as senior director of accounting operations and reporting. He joined Lilly in 2001 as a senior financial consultant and has had responsibility for a broad range of financial and accounting activities at the company. Prior to joining Lilly, Mr. Zakrowski spent ten years in public accounting at PricewaterhouseCoopers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:     /s/ James B. Lootens
Name:    James B. Lootens
Title:     Secretary and Deputy
General Counsel

Dated: October 19, 2012

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